SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 13, 2003

BEVERLY ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9550	62-1691861

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Thousand Beverly Way	72919

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code (479) 201-2000

Item 5. Other Items.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
EX-23.1 Consent of Ernst & Young LLP
EX-25.1 Statement of Eligibility of Trustee
EX-99.1 Press Release

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Items.

Beverly Enterprises, Inc. (the “Company”) has appointed The Bank of New York as trustee in connection with its proposed offering of $100.0 million of convertible subordinated notes. A copy of the T-1 is attached as Exhibit 25.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Exhibit

23.1	Consent of Ernst & Young LLP
25.1	Statement of Eligibility of Trustee
99.1	Press Release of Beverly Enterprises, Inc. dated October 13, 2003

Item 9. Regulation FD Disclosure.

On October 13, 2003, the Company issued a press release announcing that it intends to offer $100.0 million of convertible subordinated notes in a public offering. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2003	BEVERLY ENTERPRISES, INC

By: /s/ PAMELA H. DANIELS

Name: Pamela H. Daniels Title: Senior Vice President, Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit

23.1	Consent of Ernst & Young LLP
25.1	Statement of Eligibility of Trustee
99.1	Press Release of Beverly Enterprises, Inc. dated October 13, 2003

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